                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              -------------------


                                   FORM 8-K
                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 10, 2001
                                         ---------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



         Virginia                              0-25762                  54-1719855
-----------------------------             ----------------           ----------------
(State or other jurisdiction of           (Commission                 (IRS Employer
       incorporation)                      File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                     --------------
  (Address of principal executive offices)                               (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS
                 The July 2001 monthly Certificateholder's Statements to investors were distributed August 9, 2001.


ITEM 7 (c).      EXHIBITS

                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                 1.      July performance Summary

                 2. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of July 2001.

                 3. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of July 2001.

                 4. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of July 2001.

                 5. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of July 2001.

                 6. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of July 2001.

                 7. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of July 2001.

                 8. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of July 2001.

                 9. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of July 2001.

                 10. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of July 2001

                 11. Series 1999-2 Class A and Class B Certificateholder's Statements for the month of July 2001

                 12. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of July 2001

                 13. Series 2000-1 Class A and Class B Certificateholder's Statements for the month of July 2001

                 14. Series 2000-2 Class A and Class B Certificateholder's Statements for the month of July 2001

                 15. Series 2000-3 Class A and Class B Certificateholder's Statements for the month of July 2001

                 16. Series 2000-4 Class A and Class B Certificateholder's Statements for the month of July 2001

                 17. Series 2000-5 Class A and Class B Certificateholder's Statements for the month of July 2001

                 18. Series 2001-1 Class A and Class B Certificateholder's Statements for the month of July 2001

                 18. Series 2001-2 Class A and Class B Certificateholder's Statements for the month of July 2001

                 18. Series 2001-3 Class A and Class B Certificateholder's Statements for the month of July 2001

                 19.     Trust Excess Spread Analysis



                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.



                                         CAPITAL ONE MASTER TRUST

                                         By:  CAPITAL ONE BANK
                                              Servicer


                                         By:   /s/ David M. Willey
                                              ----------------------------------
                                              David M. Willey
                                              Senior Vice President of Corporate
                                              Financial Management

Date:  August 9, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549









                         ------------------------------



                                    EXHIBITS

                                       TO

                                   FORM 8-K/A








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
------            --------                                             -------------

    1             July performance Summary                                   07

    2             Series 1996-1 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             09

    3             Series 1996-2 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             11

    4             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             13

    5             Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             15

    6             Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             17

    7             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             20

    8             Series 1998-3 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             23

    9             Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             26

    10            Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             29

    11            Series 1999-2 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             32

    12            Series 1999-3 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             35

    13            Series 2000-1 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             36

    14            Series 2000-2 Class A and Class B Certificate-

                  holder's Statements for the month of July 2001             38

    15            Series 2000-3 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             40

    16            Series 2000-4 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             42

    17            Series 2000-5 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             44

    18            Series 2001-1 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             46

    19            Series 2001-2 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             48

    20            Series 2001-3 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             50

    20            Series 2001-4 Class A and Class B Certificate-
                  holder's Statements for the month of July 2001             51


                  Trust Excess Spread Analysis                               53